UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant To Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 2, 2003


                             HEALTHSOUTH Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             1-10315                                  63-0860407
     ------------------------              ---------------------------------
     (Commission File Number)              (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 2, 2003, National City Bank, Trustee under the Indenture governing our 7-3/8% Senior Notes due 2006 (CUSIP No. 421924AU5) and our 8-3/8% Senior Notes due 2011 (CUSIP Nos. 421924AV3 and 421924AX9), sent a notice to the holders of such securities advising them that we had failed to make an interest payment in the amount of $21,208,500 due April 1, 2003. According to the notice, such failure constitutes a Default (as defined) under Section 6.01(a) of the governing Indenture, and the continuance of such Default for a period of 30 days will result in an Event of Default (as defined) under that section. We are evaluating available alternatives with respect to such Default.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 3, 2003.


                                        HEALTHSOUTH Corporation


                                        By   /s/  WILLIAM W. HORTON
                                          --------------------------------------
                                                 William W. Horton
                                             Executive Vice President
                                               and Corporate Counsel